V&E Draft 3.17.25

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On March 18, 2025 (the “Petition Date”), Danimer Scientific, Inc. (the “Company”) and its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions to commence proceedings under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors have requested that the Chapter 11 Cases be jointly administered under the caption “In re Danimer Scientific, Inc., et al., Case No. 25-10518 (MFW).” The Debtors will seek to operate their businesses and manage their properties as “debtors in possession” while undertaking an orderly winddown of operations in a manner designed to preserve and protect the value of the Debtors’ assets and avoid health and safety issues, while still preserving an opportunity to sell the Debtors’ manufacturing facilities to one or more buyers. To this end, the Debtors are seeking approval of certain operational and administrative motions containing customary first-day relief intended to minimize possible adverse effects of the Chapter 11 Cases.

The Debtors will seek approval from the Bankruptcy Court to enter into a debtor-in-possession facility (“DIP Facility”) consisting of $1,000,000 in new money loans from lenders under the DIP Facility (the “DIP Lenders”) on an interim basis, and a total of potentially $3,000,000 of new money loans upon final approval, and $12,000,000 rolled-up from the existing Super Senior Uninsured Promissory Note upon entry of the final DIP order.

Subject to approval by the Bankruptcy Court, the proceeds of the loans under the DIP Facility will be used to sustain the Debtors’ businesses and fund the Chapter 11 Cases. The Debtors will use the loan proceeds to continue the orderly winddown of certain operations while they implement and pursue a sale process, and the loan proceeds will allow the Debtors to, among other things, fund payroll for their remaining key employees and satisfy the Debtors’ other working capital and general corporate funding requirements.

In addition to the other motions, the Debtors filed a motion (“NOL Motion”) seeking entry of an interim and final order establishing certain procedures and restrictions with respect to the direct or indirect purchase, disposition, or other transfer of the Company’s common stock (“Common Stock”) (including declarations of worthlessness with respect to such Common Stock) (such procedures, “Stock Procedures”), and seeking related relief, in order to preserve and protect the potential value of the Debtors’ net operating losses (“NOLs”) and certain other tax attributes of the Debtors (together with the NOLs, “Tax Attributes”).

If approved, the Stock Procedures would restrict transactions involving, and require notices of the holdings of and proposed transactions by, any person or group of persons that is or, as a result of a proposed transaction, would become, a Substantial Stockholder of Common Stock or declarations of worthlessness involving, and require notices of holdings of, any person or group of persons that is a 50-percent shareholder. For purposes of the Stock Procedures, a “Substantial Stockholder” is any person that beneficially owns at least 142,914 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock) and a “50-percent shareholder” is any person that would be a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended (the “Tax Code”)) with respect to its beneficial ownership of Common Stock if such person claimed a worthlessness deduction under section 165 of the Tax Code with respect to such Common Stock at any time on or after the Petition Date.

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://cases.stretto.com/danimerscientific, a website administered by Stretto, Inc., a third-party bankruptcy claims and noticing agent (“Stretto”) or by calling toll-free (855) 469-1503 or +1 (657) 232-7988 for calls originating outside of the U.S. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constituted an event of default that caused the automatic and immediate acceleration of the Debtors’ obligations under the instruments and agreements enumerated below (the “Due and Payable Instruments”), comprising approximately $400.8 million aggregate outstanding principal amount of indebtedness, and triggered cross-default and/or cross-acceleration provisions, as applicable, in certain other debt instruments:

•
The Financing Agreement, dated as of March 17, 2023, by and among the Company, as borrower, and certain subsidiaries of the Company, as guarantors, Jefferies Funding LLC, as lender, and U.S. Bank Trust Company, National Association, as the same has been amended, supplemented or otherwise modified from time to time, and the approximately $128.6 million outstanding thereunder;
•
The Super Senior Secured Uninsured Promissory Note, dated as of December 17, 2024, by and among the Company, as issuer, certain of the Company’s subsidiaries, as guarantors, and Jefferies Capital Services, LLC, Riva Ridge Master Fund, Ltd. and BPI Credit 6, LLC, as payees, as the same has been amended, supplemented or otherwise modified from time to time, and the approximately $15.1 million outstanding thereunder;
•
The QLICI Loan and Security Agreement, dated August 23, 2022, by and between Meredian Bioplastics, Inc., as borrower, and HRV SUB-CDE 45, L.L.C., AMCREF FUND 76, LLC, ST CDE LXXXIII, LLC, and CDVCA 23, LLC, as lenders, as the same has been amended, supplemented or otherwise modified from time to time, and the approximately $24.7 million outstanding thereunder;
•
The Indenture, dated as of December 21, 2021, by and among the Company, as issuer, and U.S. Bank, National Association, as trustee, and the approximately $211.4 million in aggregate outstanding principal amount of 3.250% Convertible Senior Notes due 2026 issued thereunder;
•
The QLICI Loan and Security Agreement, dated November 7, 2019, by and between Danimer Scientific Kentucky, Inc., as borrower, and AMCREF Fund 51, LLC, as lender, as the same has been amended, supplemented or otherwise modified from time to time, and the approximately $12.0 million outstanding thereunder; and
•
The Loan Agreement, dated as of April 25, 2019, by and among Danimer Scientific Manufacturing, Inc., as borrower, and Carver Development CDE VI, LLC and ST CDE LXII, LLC, as lenders, as the same has been amended, supplemented or otherwise modified from time to time, and the approximately $9.0 million outstanding thereunder.

Item 8.01 Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this Current Report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to: statements regarding the Debtors’ continued operation of the business as “debtors in possession”; the Company’s ability to pay for continuing obligations, including, but not limited to, employee wages, vendors, suppliers for goods, services, taxes, and insurance; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to: the Company’s ability to fund its planned operations and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition, and results of operations; the Company’s ability to improve its liquidity and long‑term capital structure and to address its debt service obligations; the Company’s ability to maintain relationships with customers, employees, and other third parties as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and the interests of various constituents, including holders of the Company’s common stock; the Company’s ability to obtain court approvals with respect to motions filed or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risk associated with third-party motions in the Chapter 11 Cases; and other risks and uncertainties described from time to time in the Company’s filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward‑looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this Current Report, whether as a result of new information, future events, changes in assumptions, or otherwise.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danimer Scientific, Inc.

Date:	March 18, 2025	By:	/s/ Stephen A. Martin
Stephen A. Martin Chief Legal Officer and Corporate Secretary